Exhibit 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB into AmeriVest Properties Inc.'s previously filed Registration Statements on Form S-3, File Nos. 333-44210 and 333-94901.


                                               /s/ Wheeler Wasoff, P.C.
                                               ------------------------
                                               WHEELER WASOFF, P.C.


Denver, Colorado
March 30, 2001